BRANDMAKERS WORLDWIDE
MARKETING SERVICES AGREEMENT

THIS AGREEMENT is made this 1st day of January, 2010, between Kidzmed/ASFX, located at 1112 Weston Rd., Unit 278 Weston, FL 33326 hereinafter referred to as **"MANUFACTURER"**, and **BRANDMAKERS WORLDWIDE,** 222-18 39TH Ave. Bayside, NY 11361, hereinafter referred to as **"BRANDMAKERS"**.

I. RECITALS

1.1 Kidzmed/ASFX is a **MANUFACTURER** and/or seller of those products listed in Attachment "A", which is incorporated herein by reference, and desires to secure the services of a marketing specialist to develop resources and products and to develop and execute programs that will generate sales of **MANUFACTURER**'s products with OEM'S AND RESELLERS, in the United States and Internationally, hereinafter referred to as "RETAILERS."

1.2 **BRANDMAKERS** desires to secure the exclusive rights to develop resources and products; and to develop and execute programs for **MANUFACTURER** to RETAILERS.

In consideration of the premises, covenants and undertakings herein contained, it is hereby agreed as follows:

II. AGREEMENT

2.1. **MANUFACTURER** shall employ **BRANDMAKERS** as its sole and exclusive marketing specialist to develop resources and products and to develop and execute programs to generate sales of **MANUFACTURER**'s products for delivery to RETAILERS for those products identified in Attachment "A" and for such other products as **MANUFACTURER** and **BRANDMAKERS** may subsequently agree. The terms of this agreement shall apply and control as to the provisions regarding any added product or product line, except where the agreements regarding the added product lines expressly provide otherwise in writing.

2.2 Any negotiations by **BRANDMAKERS** for the account of **MANUFACTURER** shall be conducted in accordance with such prices, terms and conditions as are specified by **MANUFACTURER**.

2.3 **BRANDMAKERS** shall not incur any expenses or enter into any obligations without **MANUFACTURER**'s authorization and direction.

2.4 **MANUFACTURER** accepts full responsibility for granting credit to buyers.

2.5. **COMPENSATION**

2.5.a. The method of remuneration for **BRANDMAKERS** from **MANUFACTURER** is a "Commission Fee" per Attachment "B", which is incorporated herein by reference.

2.5.b. Where **BRANDMAKERS** shall actively participate in obtaining the placement with a Retailer of a product which is not then currently sold to the Retailer by **MANUFACTURER**, **BRANDMAKERS**'s right to the performance fee shall apply to all future sales of the product to such Retailer, regardless of the termination of this agreement.

2.6. **MANUFACTURER** will assist **BRANDMAKERS** in verifying sales figures and obtaining marketing information for the products which are the subject of this agreement.

2.7 **BRANDMAKERS** shall indemnify **MANUFACTURER**, its officers, employees, agents, successors, and assigns against any loss, liability, damage or claim that may occur or arise due to acts or omissions of **BRANDMAKERS**, its officers, employees, agents, successors, and assigns, in the course of performance of this agreement.

2.8 **MANUFACTURER** shall indemnify **BRANDMAKERS**, its officers, employees, agents, successors, and assigns, against any loss, liability, damage or claim that may occur or arise due to acts or omissions of **MANUFACTURER**, its officers, employees, agents, successors, and assigns, including injuries to persons (including death) and damage to or destruction of property caused by the acts or omission of such persons or any products or services of **MANUFACTURER**, including products and/or packaging proposed by **BRANDMAKERS** and accepted or approved by **MANUFACTURER**.

2.9 The laws of the State of New York shall govern the application and interpretation of this agreement, and all litigation pursuant to this agreement shall be conducted in Nassau County of the State of New York. Likewise, the party which prevails in any legal proceeding hereunder shall be entitled to have its reasonable attorney fees and court costs, at trial and on appeal, paid by the losing party.

2.10 Termination.

2.10.a. If the **MANUFACTURER** shall not be in default under the terms and conditions of this agreement, then this agreement shall begin on the date hereof, and thereafter shall continue in full force and effect for one year from the date thereof and thereafter until such **MANUFACTURER** shall give sixty (60) days written notice for **BRANDMAKERS** to discontinue its services under this agreement. **BRANDMAKERS** shall be entitled to performance fees on all sales for (a) a period of one calendar year after the last date upon which **BRANDMAKERS** is to provide services for products, and (b) for all future sales of products which **BRANDMAKERS** actively participates in placing with any listed RETAILER, regardless of the termination of this agreement or **BRANDMAKERS** ceasing to provide services.

BRANDMAKERS MANUFACTURER

2.10.b. **BRANDMAKERS** may cancel this agreement upon sixty days written notice. **BRANDMAKERS** shall be entitled to fees on all sales resulting in payments for a period of sixty (60) days after the last date upon which **BRANDMAKERS** is to provide services for products subject to paragraph 2.5. above.

2.10.c. If **MANUFACTURER** terminates this agreement by giving less advanced notice than required herein, **BRANDMAKERS** shall be entitled to payment of performance fees as though the required notice had been given on the date of **BRANDMAKERS**'s actual receipt of the notice. **BRANDMAKERS** shall not be required to provide any services beyond the date set out in the notice as the date of termination.

2.11 **BRANDMAKERS** shall deliver to **MANUFACTURER** all papers and other materials related to the work performed under this agreement upon termination thereof, except that **BRANDMAKERS** reserves the right to retain any creative materials solely developed by **BRANDMAKERS** which are not related in their entirety to the work performed by **BRANDMAKERS** under this agreement.

2.12 **MANUFACTURER** shall assume liability for any non-cancelable contracts made by **BRANDMAKERS** in accordance with the terms of this contract on **MANUFACTURER**'s behalf prior to termination.

IN WITNESS WHEREOF, **MANUFACTURER** and **BRANDMAKERS** have signed this agreement by their duly authorized representatives.

Kidzmed/ASFX	**BRANDMAKERS WORLDWIDE.**
By: [signature]	By: [signature]
Name: Michael Ehrlich (please print)	Name: Christopher F. Tirotta, MD (please print)
Title: President	Title: CEO/Chairman
Date: 12/31/09	Date: December 31, 2009

ATTACHMENT A

PRODUCTS

All **MANUFACTURER**'S products listed below are included in the scope of this marketing services agreement. Other products may be added or deleted by **MANUFACTURER** and/or **BRANDMAKERS** by mutual agreement from time to time.

Products: All products for all trades of business such as Retail, Web, Print and TV.

BRANDMAKERS MANUFACTURER

ATTACHMENT B

COMPENSATION/COMMISSION FEE

BRANDMAKERS will receive a retainer of $5,000 each month. On top of the monthly retainer of $5,000, a commission will be paid on the sale of products to retailers or the sale of the company or the items marketing rights. The term for this agreement is 3 months and can be extended in writing between the two parties at any time.

One method of compensation to **BRANDMAKERS** from **MANUFACTURER** is a commission fee based on SALES at three percent (3%) of the net invoiced sales of **MANUFACTURER'**S products to RETAILERS. This is above and beyond the independent reps 5% commission, which is to be paid directly from the **MANUFACTURER** to the independent reps. If the account is handled directly by **BRANDMAKERS**, the whole eight (8%) commission will be paid to **BRANDMAKERS**.

Another method of compensation to **BRANDMAKERS** from **MANUFACTURER** is when the item listed in Attachment A is sold to another company (eg. Dorel/Safety 1st) or the company that controls the item in Attachment A is sold. **BRANDMAKERS** will receive Ten percent (10%) of the selling price. Payment is due when **MANUFACTURER** is paid.

MANUFACTURER will provide **BRANDMAKERS** with a copy of the net invoiced sales to RETAILERS on a monthly basis. **BRANDMAKERS**'s right to payment shall be determined on the date an order is transmitted by a Retailer.

MANUFACTURER shall pay **BRANDMAKERS** 10% as a finder's fee for any monies raised as an investment into the company. The finder's fee shall be paid no later than 10 days after the funds are received by the company.

MANUFACTURER shall pay **BRANDMAKERS** the amount specified herein not later than on the 15th day of the month following the month in which the product sales are invoiced, or ten days after receipt of payment from customers, whichever is later.

Commissions should be paid via wire to the following account. The funds should be in US Dollars.

BRANDMAKERS WORLDWIDE
222-18 39TH Ave.
Bayside, NY 11361

Bank Atlantic
100 N. Congress Ave.
Boynton Beach, FL 33426

aba# acct#

BRANDMAKERS MANUFACTURER

ASSIGNED CUSTOMER LISTING - BRANDMAKERS

All Retail stores (eg. Wal-mart, CVS, BBB, BRU, etc.)
WEB Sales
Catalogs (Dr. Leonard's, etc).
Marketing and Major Manufacturers (eg. Dorel/Safety 1st)